Exhibit 10.1
ASSIGNMENT OF OIL, GAS AND MINERAL LEASES
State of Montana
County of Fergus
     THIS ASSIGNMENT (hereinafter referred to as “Assignment”), is dated and effective as of the 1st day of May, 2008 (hereinafter “Effective Date”), by and between HEMUS, LTD., a Texas limited liability company, whose address is its principal place of business located at 6565 West Loop South, Suite 555, Bellaire, Texas, 77401 (hereinafter referred to as “Assignor”), and KYKUIT RESOURCES, LLC, an Ohio limited liability company whose address is 8500 Station Street, Suite 345, Mentor, Ohio, 44060 (hereinafter referred to as “Assignee”).
WITNESSETH:
     WHEREAS, on or about August 3, 2007, Assignor and Assignee entered into a Partial Assignment of Oil, Gas and Mineral Leases whereby Assignor assigned to Assignee seventy-five percent (75%) of its rights, title and interest in and to those certain oil, gas and mineral leases (the “Subject Leases”) set forth on Exhibit “A” attached hereto and made a part hereof. That Partial Assignment of Oil, Gas and Mineral Leases was filed with the Fergus County Clerk and Recorder’s Office on August 6, 2007 as Document Number 089463; and
     WHEREAS, on or about August 3, 2007, Assignor and Assignee entered into a Joint Venture Development Agreement, the terms of which are summarized in the Memorandum of Joint Venture Agreement of the same date, which was filed with the Fergus County Clerk and Recorder’s Office on the 6th day of August, 2007 as Document Number 089462; and
     WHEREAS, on or about March 18, 2008, Assignor and Assignee entered into an Assignment of Overriding Royalty Interest whereby Assignee assigned, transferred and conveyed unto Assignor, an overriding royalty in the amount of 6% of 8/8 of all oil, gas and other minerals produced, saved and marketed from the land covered by the Subject Leases on Assignee’s seventy-five percent (75%) interest in the oil, gas and other minerals produced, saved and marketed from the land described in the Subject Leases; and
     WHEREAS, Assignor now wishes to assign to Assignee its remaining twenty-five percent (25%) interest in the Subject Leases to Assignee without reserving an overriding royalty interest thereon and the parties wish to memorialize said assignment in writing.

     NOW THEREFORE, in consideration of One Hundred Dollars ($100.00) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:
     1. Assignor does, by these presents, bargain, sell, convey, assign, grant, transfer, set over and deliver unto Assignee its remaining twenty-five percent (25%) interest, right and title in and to the Subject Leases described on Exhibit “A” attached hereto and made a part hereof.
     2. And for the same consideration the Assignor covenants with the Assignee, its or their heirs, successors or assigns:
     That the Assignor is the lawful owner of and has good title to the interest above assigned in and to said Subject Leases, estate rights and property, free and clear from all liens, encumbrances or adverse claims; except the following: (i) liens for current taxes or assessments not yet due or delinquent on the Effective Date or, if delinquent, that are being contested in the ordinary course of business; (ii) materialmen’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar liens or charges arising in the ordinary course of business, for amounts not yet delinquent; and (iii) all rights to consent by, required notices to, filings with or other actions by governmental authorities in connection with the sale or conveyance of oil and gas leases or interests therein or sale of production therefrom if the same are customarily obtained subsequent to such sale or conveyance. That said Subject Leases are valid and subsisting leases on the land described above, and all rentals and royalties have been paid and all conditions necessary to keep the same in full force have been duly performed; and that the Assignor will warrant and forever defend the same against all persons whomsoever, lawfully claiming or to claim the same.
     To have and to hold the Subject Leases unto Assignee and its successors and assigns forever.
     It is agreed by Assignor and Assignee (sometimes collectively referred to as “Parties” or singularly as “Party”) that this Assignment is subject to the following terms and conditions:
1.	Assignee hereby assumes its proportionate share of all duties, liabilities, and obligations, express or implied, imposed upon Assignor under the provisions of the Subject Leases.

2.	This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, assigns, successors and transferees.

3.	It is the intent of the parties that Assignor’s overriding royalty interest which was conveyed via the Assignment of Overriding Royalty Interest filed with the Fergus County Clerk and Recorder’s office on March 26,

2008 and identified as Document Number 092613, pertains solely to the seventy-five percent (75%) interest of the Subject Leases conveyed by Assignor to Assignee via the Partial Assignment of Oil, Gas and Mineral Leases that was recorded with the Fergus County Clerk and Recorder’s Office on the 6th day of August, 2007 as Document Number 089463. Assignor has no overriding royalty interest in the twenty-five percent (25%) interest of the Subject Leases that is being assigned to Assignee pursuant to this document.

4.	It is expressly agreed between the parties hereto that as of the Effective Date Assignor is released from all further liabilities under, and is no longer a party to, the Joint Venture Development Agreement referenced above.
     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment in the presence of the undersigned competent witnesses as of the dates set forth below, but effective for all purposes as of the Effective Date.

ASSIGNOR:
HEMUS, LTD.
a Texas limited liability company.

By:	/s/ Solly Hemus

Solly Hemus, President of RISA, Inc., General
Partner of Hemus, Ltd.

ASSIGNEE:
KUYKUIT RESOURCES, LLC
an Ohio limited liability company

By	John D. Oil and Gas, Inc.,
Its:	Managing Member

By:	/s/ Gregory J. Osborne

Gregory J. Osborne
President of John D. Oil and Gas, Inc.

STATE OF TEXAS	)
	)	SS:
COUNTY OF HARRIS	)
     BEFORE ME, a Notary Public in and for said County and State, did personally appear the above-named HEMUS, LTD., by Solly Hemus, President of RISA, Inc., General Partner of Hemus, Ltd., who acknowledged to me that he did sign the foregoing instrument and that the same is his free act and deed on behalf of the company.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at                                         , Ohio, this ___ day of                     , 2008.

NOTARY PUBLIC

STATE OF OHIO	)
	)	SS:
COUNTY OF LAKE	)
     BEFORE ME, a Notary Public in and for said County and State, did personally appear the above-named KYKUIT RESOURCES, LLC, by Gregory J. Osborne as President of John D. Oil and Gas, Inc. its Managing Member, who acknowledged to me that he did sign the foregoing instrument and that the same is his/her free act and deed on behalf of the company.
     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at                                         , Ohio, this ___ day of                     , 2008.

NOTARY PUBLIC

Exhibit “A”
     1. The Leases and real property described in pages 5 through 18 of this Exhibit “A”, save and except the real property described on page 19 of this Exhibit “A”.

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10644	Lawrence J. Tuss, aka Larry J. Tuss, Et Ux	Hemus, Ltd.	09/28/05	084262	1,959.00 acres, T21N-R18E, Secs. 10, 11 12,& 14; T21N-R19E, Secs. 27,28, 34 & 35

10645	Helen M. Popnoe	Hemus, Ltd.	09/26/05	084260	4,639.04 acres, T21N-R18E, Secs. 15, 21 22, 27, 28; T21N-R20E, Secs. 10, 11, 12, 13, 14, 17, 18, 19, 20, 21, & 27

10646	James Popnoe, Tre.	Hemus, Ltd.	09/26/05	084261	4,639.04 acres, T21N-R18E, Secs. 15, 21 22, 27, 28; T21N-R20E, Secs. 10, 11, 12, 13, 14, 17, 18, 19, 20, 21, & 27

10647	David B. Udelhoven, Et Ux	Hemus, Ltd.	09/28/05	084263	2,524.79 acres, T21N-R18E, Secs. 2, 3, 4 9, 10, 11, & 12; T21N-R19E, Secs. 4 & 5; T22N-R19E, Secs. 2, 3, 4, 11, 32, & 33

10648	Thomas E. Walling, Et Ux	Hemus, Ltd.	09/30/05	084264	1,195.27 acres, T21N-R17E, Secs. 1, 2 & 12; T21N-R18E, Sec. 7

10649	Darlene P. Butcher, Tre.	Hemus, Ltd.	10/11/05	084265	8,437.48 acres, T20N-R19E, Secs. 1, 2, 11 12; T20N-R20E, Secs. 1, 4, 5, 6, 7, 8, 9 & 10; T21N-R20E, Secs. 28, 29, 30, 31, 32 & 33

10650	Lester Slivka, Et Ux	Hemus, Ltd.	10/04/05	084266	1,661.24 acres, T21N-R17E Secs. 13 & 14; T21N-R18E, Sec. 18; T21N-R19E, Secs. 4, 5, 8 & 9

10651	Rose Spraggins	Hemus, Ltd.	10/13/05	084267	1,320.00 acres, T21N-R18E, Secs. 15, 21 22, & 27

10653	Robert R. Bold , Et Al, Tres.	Hemus, Ltd.	10/14/05	084268	5,541.54 acres, T20N-R19E, Secs. 1, 2, 8, 11, 12, 17, 19, & 20; T 20N-R20E, Secs. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, & 11; T21N-R20E, Secs. 28, 29, 30, 31, 32 & 33; T21N-R19E, Secs. 25 & 35

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10654	Ronald A. Heggem, Et Ux	Hemus, Ltd.	10/26/05	084269	12,396.87 acres, T20N-R19E, Secs. 8, 13 14, 15, 17, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 32, 33, 34 & 35; T21N-R20E, Secs. 14, 15, 22, 23, 24, & 25; T20N-R20E, Secs. 29, 30, 31, & 32; T19N-R20E, Secs. 6 & 7; T19N-R19E, Secs. 1, 2, & 3; T21N- R18E, Secs. 14, 15, 23, 24, 26, & 27

10655	Marjorie K. Boyce	Hemus, Ltd.	10/26/05	084270	11,135.05 acres, T20N-R19E, Secs. 8, 13, 14, 15, 17, 19, 21, 22, 23, 24, 25, 26, 27, 28, 29, 33, 34, & 35; T21N-R20E, Secs. 14 15, 22, 23, 24, 25, & 26; T20N-R20E, Secs. 29, 30, 31, & 32; T19N-R20E, Secs. 6 & 7; T19N-R19E, Secs. 1, 2, & 3; T21N-R18E, Secs. 14, 15, 23, 24 & 27

10656	Dennis Wherley, Et Ux	Hemus, Ltd.	10/26/05	084271	11,695.05 acres, T20N-R19E, Secs. 8, 13 14, 15, 17, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 33, 34, & 35; T21N-R20E, Secs. 14, 15, 22, 23, 24, 25 & 26; T20N-R20E, Secs. 29, 30, 31, & 32; T19N-R20E, Secs. 6 & 7; T19N-R19E, Secs. 1, 2, & 3; T21N- R18E, Secs. 14, 15, 23, 24, & 27

10658	Sarah L. Leonard	Hemus, Ltd.	11/08/05	084272	1,790.51 acres, T20N-R19E, Secs.26, 27, 28, 29, 30, 31; T20N-R18E, Secs. 24, 25, & 35

10659	Cleo Boyce, Et Ux	Hemus, Ltd.	11/08/05	084284	800.00 acres, T20N-R19E, Secs. 15, 22, 23, 24, & 25

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10660	Vernon E. Smith	Hemus, Ltd.	11/01/05	084285	9,326.19 acres, T20N-R19E, Secs. 13, 14, 15, 20, 21, 23, 24, 25, 26, 27, 28, 29, 33, 34, & 35; T21N-R20E, Secs. 14, 15, 22, 23 24, 25, & 26; T20N-R20E, Secs. 29, 30, 31 & 32; T19N-R20E, Secs. 6 & 7; T19N-R19E Secs. 1, 2, & 3; T21N-R18E, Secs. 14, 15, 23, 24, & 27

10661	Edith D. Brooks	Hemus, Ltd.	11/01/05	084259	1,240.00 acres, T20N-R18E, Secs. 9, 10, 15, 21, 22, & 23

10662	Robert K. Simac, Et Ux	Hemus, Ltd.	11/04/05	084286	2,046.75 acres, T21N-R19E, Secs. 1, 2, 3 10, 11, 33 & 34

10663	Albert Joseph DeMars, Et Ux	Hemus, Ltd.	11/01/05	084287	1,240.00 acres, T20N-R18E, Secs. 9, 10 15, 21, 22, & 23

10664	Thomas J. DeMars, Et Ux	Hemus, Ltd.	11/01/05	084289	240.00 acres, T20N-R19E, Secs. 5 & 6

10665	Robert E. Sawyer	Hemus, Ltd.	11/16/05	084288	7,647.97 acres, T19N-R19E, Secs. 4, 5, 6 7, 8, 9, 10, 15, 17, 18 & 19; T19N-R18E, Secs. 6, 10, 11, 13, 14, 15, 22, 23, 24, 25 & 26

10689	Benjamin D. Smith, Et Ux	Hemus, Ltd.	12/05/05	084290	1,465.04 acres, T19N-R19E, Secs. 4, 5, 8, & 9; T19N-R18E, Sec. 6

10690	William H. Foreman, Et Ux	Hemus, Ltd.	12/07/05	084291	2, 162.62 acres, T21N-R18E, Secs. 7, 8, 17, 18, 19, 20, 29, & 30; T21N-R19R, Secs. 1, & 23

10691	William L. Mendel	Hemus, Ltd.	12/07/05	084292	2,326.85 acres, T21N-R18E, Secs. 25, & 35; T20N-R18E, Sec. 1; T20N-R19E, Secs. 5, & 6; T21N-R19E, Secs. 21, 30, 31, & 32

10692	Dolly Smith	Hemus, Ltd.	11/01/05	084293	120.00 acres, T20N-R19E Sec. 35

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10693	Katzman Cattle Company	Hemus, Ltd.	12/08/05	084294	4,384.57 acres, T20N-R17E, Secs. 1, 2, & 11; T21N-R17E, Secs. 32 & 33; T21N-R19E 5, 7, 8, 17, 21, 22, & 23; T22N-R19E, Secs 13, 14, 22, 27, 34, & 35; T22N-R18E, Secs. 14 & 23

10694	Richard F. Doughten, Et Ux	Hemus, Ltd.	11/17/05	084295	2,398.14 acres, T19N-R19E, Secs. 1, 2, 4 5; T19N-R20E, Sec. 7

10696	Douglas A. Arntzen, Et Ux	Hemus, Ltd.	12/12/05	084296	6,554.92 acres, T19N-R19E, Secs. 15, 17, 20, 21, 22, 27, & 28; T18N-R18E, Secs. 1 2, 11, 12, 13, & 14; T18N-R19E, Secs. 5, 6, 7, 8, & 18; T21N-R20E, Secs. 10, 11, 12 13, & 14

10697	Sherry N. Arntzen, a/k/a Sherry Arntzen	Hemus, Ltd.	12/12/05	084297	1,845.85 acres, T19N-R19E, Secs. 15, 21 22, 27, 28, 32, & 33

10698	Braden A. Arntzen, Et Ux	Hemus, Ltd.	12/12/05	084298	1,168.10 acres, T18N-R19E, Secs. 5, 6, 7, & 8; T19N-R19E, Sec. 15

10699	Keith L. Arntzen, Et Ux	Hemus, Ltd.	12/12/05	084299	5,756.82 acres, T19N-R19E, Secs. 5, 6, 17 20, 21, 26, 27,32, 33, 34 & 35; T19N-R18E, Secs. 31, 32, & 33; T18N-R18E, Secs. 1, 5, & 12; T18N-R19E, Secs. 2, 3, 6, & 7; T20N-R19E, Secs. 32, 10, 11, 12, 13, & 14

10704	Robert C. Rich	Hemus, Ltd.	01/07/06	084300	1,131.62 acres, T21N-R18E, Secs. 5, 6, 7 & 34; T22N-R18E, Sec. 31

10705	Neil A. Rich, Et Ux	Hemus, Ltd.	01/07/06	084301	1,291.62 acres, T21N-R18E, Secs. 5, 6, 7 23& 34; T22N-R18E, Sec. 31

10706	Edward B. Butcher, Tre. Of Milton E. Butcher Revocable Living Trust	Hemus, Ltd.	01/12/06	084302	6,317.81 acres, T20N-R19E, Secs. 11, 12 & 14; T20N-R20E, Secs. 1, 8, 13, 14, 15, 17, 18, 19, 20, 21, 23, 28, 29, & 32; T20N- R21E, Secs. 5, 6, & 7: T21N-R21E, Secs. 31, & 32

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10707	Edward B. Butcher, Tre. Of Lousie E. Butcher Revocable Living Trust	Hemus, Ltd.	01/12/06	084303	340.00 acres, T20N-R20E, Secs. 9, 21, 22, 27, & 28

10708	Homer J. Arthur	Hemus, Ltd.	01/07/06	084318	2, 977.96 acres, T19N-R19E, Secs. 6, 7, 8, 10, 15, 17 &18; T20N-R19E, Sec. 30

10709	Arlie E. Christensen, Jr.	Hemus, Ltd.	01/19/06	084319	2,172.49 acres, T21N-R18E, Sec. 13; T21N-R19E, Secs. 17, 18, 19, 20, 28 & 29

10710	Norma J. Christensen	Hemus, Ltd.	01/19/06	084320	2,172.49 acres, T21N-R18E, Sec. 13; T21N-R19E, Secs. 17, 18, 19, 20, 28 & 29

10711	Lawrence E. Wickens	Hemus, Ltd.	01/17/06	084321	2,051.74 acres, T19N-R18E, Secs. 1, 2, 3, 10, 11, & 13; T20N-R18E, Secs. 33, 34, & 35; T20N-R19E, Sec. 31

17012	Michael E. Wickens, Et Ux	Hemus, Ltd.	01/17/06	084323	833.80 acres, T20N-R18E, Sec. 27; T19N-R18E, Sec. 2

17013	John L. Wickens, Et Ux	Hemus, Ltd.	01/17/06	084324	4,226.40 acres, T19N-R18E, Secs. 3, & 18 T20N-R18E, Secs. 22, 23, 24, 25, & 26; T19N-R17E, Secs. 13, 24, 31, & 32; T18N- R17E, Secs. 4, 5, 6, 7, & 18

10723	Jean E. Wickens, Tre.	Hemus, Ltd.	02/01/06	084325	1,109.89 acres, T19N-R18E, Secs. 1,2, 11, & 13; T19N-R19E, Sec. 6; T20N-R19E, Sec. 31

10724	Jean E. Wickens	Hemus, Ltd.	02/01/06	084327	3,274.06 acres, T19N-R18E, Sec. 2, 3, 10 11, & 12: T20N-R18E, Secs. 22, 23, 26, 27, 33, 34, & 35

10725	David J. Wickens, Et Ux	Hemus, Ltd.	02/01/06	084326	354.54 acres, T19N-R18E, Sec. 11; T19N- R19E, Sec. 6; T20N-R18E, Secs. 25 & 26; T20N-R19E, Sec. 31

10726	Patrick R. Fordyce, Et Ux	Hemus, Ltd.	02/01/06	084328	4,147.52 acres, T19N, R17E, Secs. 1, 10, 11, 12, 13, 14, &15; T19N-R18E, Secs. 6, 8, & 9; T20N-R18E, Secs. 7, 8, 17, 18, 19, & 20

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10727	Paul A. Tyler, Et Ux	Hemus, Ltd.	01/30/06	084329	2, 200.00 acres, T19N-R18E, Secs. 2, 3, 10, 11 & 12; T20N-R18E, Secs. 33, 34 & 35

10728	Thomas W. Wickens	Hemus, Ltd.	01/30/06	084330	2,605.80 acres, T19N-R18E, Secs. 1, 2, 3, 10, 11, & 13; T20N-R18E, Secs. 22, 23, 26, & 27; T20N-R19E, Sec. 31

10729	Lawrence E. Wickens	Hemus, Ltd.	01/30/06	084331	640.00 acres, T19N-R18E, Sec. 12

10734	**Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06	084332	See Numbers 10734 Through 10770 Below

10734	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		40.0 acres, T18N, R17E, Sec. 5

10735	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T18N, R17E, Sec. 6

10736	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160 acres, T18N, R17E, Sec. 7

10737	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		40.0 acres, T18N, R17E, Sec. 8

10738	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		515.0 acres, T19N, R17E, Sec. 23

10739	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		120.0 acres, T19N, R17E, Sec. 26

10740	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160.0 acres, T19N, R17E, Sec. 32

10741	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		240.0 acres, T19N, R17E, Sec. 33

10742	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		40.0 acres, T19N, R18E, Sec. 3

10743	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		240.0 acres, T19N, R18E, Sec. 4

10744	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T19N, R18E, Sec. 5

10745	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160.0 acres, T19N, R18E, Sec. 9

10746	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		40.0 acres, T19N, R18E, Sec. 10

10747	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160.0 acres, T19N, R18E, Sec. 15

10748	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		40.0 acres, T19N, R18E, Sec. 21

10749	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		40.0 acres, T19N, R18E, Sec. 22

10750	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		200.0 acres, T19N, R18E, Sec. 32

10751	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		312.5 acres, T19N, R20E, Sec. 31

10752	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T19N, R20E, Sec. 32

10753	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		322.28 acres, T20N, R18E, Sec. 7

10754	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		200.0 acres, T20N, R18E, Sec. 26

10755	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		150.15 acres, T20N, R18E, Sec. 31

10756	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T20N, R19E, Sec. 20

10757	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T20N, R19E, Sec. 29

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10758	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160.0 acres, T21N, R17E, Sec. 2

10759	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		240.0 acres, T21N, R17E, Sec. 5

10760	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		120.0 acres, T21N, R17E, Sec. 6

10761	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T21N, R17E, Sec. 7

10762	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		40.0 acres, T21N, R17E, Sec. 8

10763	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		280.0 acres, T21N, R17E, Sec. 15

10764	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T21N, R17E, Sec. 31

10765	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		240.0 acres, T21N, R17E, Sec. 32

10766	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160.0 acres, T21N, R17E, Sec. 34

10767	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		313.2 acres, T21N, R19E, Sec. 6

10768	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160.0 acres, T21N, R19E, Sec. 26

10769	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		80.0 acres, T21N, R19E, Sec. 27

10770	Northwest Farm Credit Services, Inc.	Hemus, Ltd.	01/30/06		160.0 acres, T21N, R19E, Sec. 28

10771	Geneva B. Benes	Hemus, Ltd.	02/14/06	084333	1,879.62 acres, T21N-R19E, Secs. 23, 24, 25, & 26; T21N-R20E, Sec.19; T22N-R19E, Secs. 32 & 33

10772	Shirley Benes	Hemus, Ltd.	02/14/06	084334	1,879.62 acres, T21N-R19E, Secs. 23, 24, 25, & 26; T21N-R20E, Sec.19; T22N-R19E, Secs. 32 & 33

10773	Linda Y. Lyons	Hemus, Ltd.	02/09/06	084340	3,720.00 acres, T19N-R18E, Secs. 15, 17, 20, 21, 22, 27, 28, 29, 32, & 33

10774	Keith L. Arntzen, Et Ux	Hemus, Ltd.	02/13/06	084336	3,720.00 acres, T19N-R18E, Secs. 15, 17, 20, 21, 22, 27, 28, 29, 32, & 33

10775	Tammie R. Poser, a/k/a Tammie R. Fordyce	Hemus, Ltd.	02/10/06	084335	2,197.52 acres, T19N-R17E, Secs. 1, 10, 11, 12 & 15; T20N-R18E, Secs. 7, 8, 17, 18, 19 & 20

10776	Viola Shoffet, a/k/a Viola Fordyce Shoffet	Hemus, Ltd.	02/07/06	084341	2,197.52 acres, T19N-R17E, Secs. 1, 10, 11, 12, & 15; T20N-R18E, Secs. 7, 8, 17, 18, 19, & 20

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10779	Fergus Associates, Inc.	Hemus, Ltd.	02/17/06	084342	3,631.61 acres, T20N-R19E, Secs. 2, 11, & 12; T20N-R20E, Secs. 1, 2, 3, 10, 11, & 12; T21N-R18E, Sec. 27; T21N-R20E, Secs. 25, 26, 27, & 35

10780	Nolan P. Barrett, Et Ux	Hemus, Ltd.	02/22/06	084343	3, 729.60 acres, T20N-R18E, Secs. 29, 30 31,& 32; T20N-R17E, Secs. 10, 13, 14, 15, 16, 21, 22, 23, & 24

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10781	Wytana Properties Limited Partnership	Hemus, Ltd.	03/07/06	084344	19,647.48 acres, T19N-R20E, Secs. 1, 2, 3 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 33, 34, & 35; T20N-R20E, Secs. 22, 23, 26, 27, 28, 32, 33, 34, & 35; T19N-R21E, Secs. 4, 5, 7 8, 9, 17, 18, 19, 20, 21, 29, & 30

10782	Anton J. Stulc, Jr., a/k/a Toney J. Stulc, Jr., Et Ux	Hemus, Ltd.	03/08/06	084345	2,800.34 acres, T21N-R17E, Secs. 2, 3, 4, 5, 6, 8, 9, 10, 11, & 15; T22N-R17E, Secs. 33 & 34

10783	Rudy J. Stulc	Hemus, Ltd.	03/08/06	084346	2,520.34 acres, T21N-R17E, Secs. 2, 3, 4, 5, 6, 8, 9, 10, & 11; T22N-R17E, Secs. 33 & 34

10784	Wallace B. Ayers, Et Ux	Hemus, Ltd.	03/01/06	084347	2,880.00 acres, T20N-R18E, Secs. 29, 30, 31, & 32; T20N-R17E, Secs. 10, 13, 14, 15 16, 21, 23, & 24

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10785	Daryl G. Ayers, Et Ux	Hemus, Ltd.	02/22/06	084348	2,880.00 acres, T20N-R18E, Secs. 29, 30, 31, & 32; T20N-R17E, Secs. 10, 13, 14, 15, 16, 21, 23, & 24

10788	Paul M. Barrett, Et Ux	Hemus, Ltd.	03/03/06	084349	3,400.00 acres, T20N-R18E, Secs. 29, 30, 31, & 32; T20N-R17E, Secs. 10, 13, 14, 15 16, 21, 22, 23, & 24

10789	Grace Virginia Peterson and Heil Haight, Tres. Of Haight Tr.	Hemus, Ltd.	02/09/06	084356	4,045.53 acres, T20N-R17E, Secs. 12 & 13 T20N-R18E, Secs. 7, 18, 19, 20, 21, 22, 27 28, 29, 32, 33, & 34

10790	Moseman 75, Inc.	Hemus, Ltd.	03/29/06	084357	1,600.33 acres, T19N-R19E, Secs. 17, 18, 19, 20, 30, & 31; T19N-R18E, Secs. 24 & 25; T18N-R19E, Sec. 6

10791	Ervin F. Warneke, a/ka Erwin F. Warneke, Indiv. and Atty-Fact for Margaret Warneke	Hemus, Ltd.	03/29/06	084358	1,360.00 acres, T19N-R18E, Secs. 22, 23, 26, 27, 34, & 35

10792	Daniel C. Moseman	Hemus, Ltd.	03/29/06	084359	1,491.06 acres, T19N-R19E. Secs. 1, 2, 11 12, 14, & 30; T19N-R20E, Sec. 7

10793	Curt Moseman	Hemus, Ltd.	03/29/06	084360	1,491.06 acres, T19N-R19E. Secs. 1, 2, 11 12, 14, & 30; T19N-R20E, Sec. 7

10794	Trent D. Goettlich, a/k/a Trent Goettlich, Et Ux	Hemus, Ltd.	03/29/06	084361	3,787.92 acres, T18N-R19E, Sec. 6; T18N- R18E, Sec. 1; T19N-R19E, Secs. 23, 24, 25, 26, 32, & 35; T19N-R20E, Secs. 17, 19, 20, 21, 29, 30, 31, & 32

10795	Ernest F. Goettlich, a/k/a Ernie F. Goettlich, Et Ux	Hemus, Ltd.	03/29/06	084362	1,039.48 acres, T18N-R19E, Sec. 5; T19N- R19E, Secs. 32 & 35; T19N-R20E, Secs. 19, 20, 29, & 30

10827	Faye E. Tresch	Hemus, Ltd.	04/04/06	084363	2,866.40 acres, T18N-R19E, Sec. 6; T18N- R18E, Sec. 1; T19N-R19E, Secs. 23, 24, 25, 26, & 35; T19N-R20E, Secs. 29, 30, 31, & 32

10828	Brian K. Goettlich	Hemus, Ltd.	03/28/06	084364	955.10 acres, T19N-R19E, Secs. 24 & 25; T19N-R20E, Secs. 17, 19, 20, 21, & 30

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10829	Clay Dunlap	Hemus, Ltd.	04/04/06	084365	2,866.40 acres, T18N-R19E, Sec. 6; T18N- R18E, Sec. 1; T19N-R19E, Secs. 23, 24, 25, 26, & 35; T19N-R20E, Secs. 29, 30, 31, & 32

10830	Peterson Ranch & Feed Lot, Inc., a/k/a Peterson Ranch & Feed Lot, a Montana Corporation	Hemus, Ltd.	04/03/06	084368	2,956.76 acres, T21N-R18E, Sec. 34; T21N-R20E, Secs. 1, 2, 3, 4, 5, 9, 10, 11, & 12

10831	Jack Dunlap	Hemus, Ltd.	04/04/06	084366	2,866.40 acres, T18N-R19E, Sec. 6; T18N- R18E, Sec. 1; T19N-R19E, Secs. 23, 24, 25, 26, & 35; T19N-R20E, Secs. 29, 30, 31, & 32

10842	Jean M. Tuss	Hemus, Ltd.	04/18/06	084367	240.00 acres, T21N-R19E, Sec. 22

10843	John J. Blazicevich, Sr., Et Al, Tres. Of The Blazicevich Family Trust Dated 6/14/91	Hemus, Ltd.	04/25/06	084369	1,837.32 acres, T21N-R19E, Secs. 11, 12, & 13; T21N-R20E, Secs. 5, 6, & 7

10844	*Marjorie Ann McLean, a/k/a Marjorie Ann Morse	Hemus, Ltd.	04/19/06	084370	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10845	*Charlotte Kirby	Hemus, Ltd.	04/14/06	084373	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10846	*Linda Rae Carlson	Hemus, Ltd.	04/18/06	084372	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10847	Joseph C. Peters, Jr., Et Ux	Hemus, Ltd.	04/12/06	084371	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10848	Lawrence J. Tuss, a/k/a Larry J. Tuss, Et Ux	Hemus, Ltd.	04/17/06	084374	639.00 acres, T21N-R19E, Secs. 27 & 28

10849	BGH, LLP, a Montana Limited Liability Partnership	Hemus, Ltd.	04/17/06	084375	2,996.00 acres, T21N-R20E, Secs. 1, 2, 3, 4, 5, 9, 10, 11, & 12

10851	*Tracy Flesh, a/k/a Tracy Flesch	Hemus, Ltd.	04/30/06	084378	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10852	Joseph W. Tuss	Hemus, Ltd.	04/18/06	084379	640.00 acres, T21N-R19E, Secs. 21 & 22; T21N-R18E, Secs. 3, 4, & 9

10853	Gordon J. Iverson	Hemus, Ltd.	04/14/06	084380	2,120.00 acres, T21N-R19E, Secs. 10, 11, 13, 14, 15, & 23

10854	*Lindsey Scheifler, a/k/a Lindsey Ehlers	Hemus, Ltd.	04/12/06	084381	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10855	*Kenneth Duncan McLean	Hemus, Ltd.	05/08/06	084382	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10856	Ruby Thomas	Hemus, Ltd.	05/08/06	084383	2,080.00 acres, T21N-R19E, Secs. 10, 11, 13, 14, 15, 23, & 24

10857	*Malcolm Joseph McLean	Hemus, Ltd.	05/02/06	084384	959.63 acres, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10858	Edith Denny	Hemus, Ltd.	05/08/06	084385	2,080.00 acres, T21N-R19E, Secs. 10, 11, 13, 14, 15, 23, & 24

10881	Effie Hinrichs	Hemus, Ltd.	05/08/06	084386	2,080.00 acres, T21N-R19E, Secs. 10, 11, 13, 14, 15, 23, & 24

10882	Patricia C. Barnes	Hemus, Ltd.	05/25/06	084391	4,361.37 acres, T19N-R18E, Secs. 19, 20, 29, 30, & 31; T19N-R17E, Secs. 23, 25, 26 & 35

10883	Roger A. Berg	Hemus, Ltd.	05/31/06	084392	3,563.72 acres, T19N-R18E, Secs. 5, 6, 7 8, 9, 30, & 31; T19N-R17E, Secs. 23, 25, 26, & 35;

10884	Donald W. Smith, Et Ux	Hemus, Ltd.	05/26/06	084393	1,434.20 acres, T21N-R17e, Secs. 14, 22, & 27; T21N-R18E, Secs. 19, 29, 30, & 31

10885	Violie Lee Kreider	Hemus, Ltd.	05/08/06	084394	2,080.00 acres, T21N-R19E, Secs. 10, 11, 13, 14, 15, 23, & 24

10887	James E. Patranek	Hemus, Ltd.	06/07/06	084395	2,249.10 acres, T20N-R20E, Secs. 13, 14, 23, 24, 25 & 35; T19N-R20E, Secs. 1, & 2

10888	David H. Patranek	Hemus, Ltd.	06/01/06	084396	2,569.10 acres, T21N-R20E, Sec. 33; T20N R20E, Secs. 13, 14, 23, 24, 25, & 35; T19 N-R20E, Secs. 1 & 2

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10896	Evelyn Olson, a/k/a Evelyn Olsen	Hemus, Ltd.	06/20/06	084397	960.00 acres, T21N-R20E, Secs. 5, 7, 8 & 9

10897	Murray C. Jimmerson, et ux, Tres. Of Jean E. Jimmerson Rev. Tr.	Hemus, Ltd.	06/15/06	084401	1503.00 acres, T19N-R18E, Secs. 7, 8, 17, & 18

10898	Murray C. Jimmerson, et ux, Tres. Of Murray C. Jimmerson Rev. Tr.	Hemus, Ltd.	06/15/06	084402	1503.00 acres, T19N-R18E, Secs. 7, 8, 17, & 18

10899	Larry C. Udelhoven	Hemus, Ltd.	06/21/08	084403	1,684.14 acres, T20N-R18E, Secs. 1, 2, 11 & 12; T20N-R19E, Secs. 7, 11, & 14

10900	Steven R. Knox, Et Ux	Hemus, Ltd.	06/21/06	084405	840.00 acres, T21N-R20E, Secs. 5, 7, & 8

10901	*Amy Scheifler, a/k/a Amy Phines	Hemus, Ltd.	04/20/06	084406	959.63, T21N-R19E, Secs. 1, 2, 11, & 12; T21N-R20E, Sec. 6

10903	Janice D. Foster	Hemus, Ltd.	06/27/06	084407	2137.95 acres, T20N-R18E, Secs. 3, 4, 5, & 8; T21N-R18E, Secs. 31, & 32

10904	Vangie E. McConnell	Hemus, Ltd.	06/27/06	084408	2137.95 acres, T20N-R18E, Secs. 3, 4, 5, & 8; T21N-R18E, Secs. 31, & 32

10905	Melvin G. Udelhoven	Hemus, Ltd.	06/20/06	084409	1638.56 acres, T20N-R18E, Secs. 1, 2, 11 & 12; T20N-R19E, Secs. 7, 11, & 14

10906	Eileen M. Econom, a widow, as to a Life Estate	Hemus, Ltd.	06/28/06	084410	5,125.20 acres, T20N-R18E, Secs. 3, 4, 12 13, & 24; T20N-R19E, Secs. 7 & 18; T21N- R17E, Secs. 23 & 24; T21N-R18E, Secs. 4 5, 9, 10, 15, 23, 24, 25, 26, 28, 29, 32, & 33; T21N-R19E, Sec. 30; T22N-R18E, Secs 29, 32, & 33

10907	Eileen M. Econom, a widow, as to a Life Estate Nicholas J. Econom, et ux as Remainderman	Hemus, Ltd.	06/28/06	084411	683.84 acres, T22N-R18E, Secs. 29, 32, & 33

10908	Eileen M. Econom, a widow, as to a Life Estate Mike Schmitt, et ux, as Remainderman	Hemus, Ltd.	06/28/06	084412	3,217.79 acres, T20N-R18E, Secs. 3, & 4; T21N-R17E, Secs. 23, & 24; T21N-R18E, Secs. 4, 5, 9, 10, 15, 23, 24, 25, 26, 28, 29 32, & 33

10909	Eileen M. Econom, a widow, as to a Life Estate Keith W. Meckling, et ux, as Remainderman	Hemus, Ltd.	06/28/06	084413	899.70 acres, T20N-R18E, Secs. 12, 13, & 24; T20N-R19E, Secs. 7 & 18

LEASE
NO.	LESSOR	LESSEE	DATE	DOCUMENT NO.	DESCRIPTION
10922	Terry Econom	Hemus, Ltd.	07/06/06	084250	676.87 acres, T21N-R18E, Secs. 9, 10, & 15; T21N-R19E, Sec. 30

10923	Carol J. LaTray	Hemus, Ltd.	07/06/06	084249	250.98 acres, T19N-R19e, Secs. 20 & 21

10924	Maxine E. Lechner	Hemus, Ltd.	07/06/06	084248	811.62 acres, T21N-R18E, Secs. 5, 6, & 7; T22N-R18E, Sec. 31

10925	Thomas E. Philip	Hemus, Ltd.	07/06/06	084251	825.06 acres, T20N-R19E, Secs. 17, 18, 20, & 35

10926	Charles H. Philip, Et Ux	Hemus, Ltd.	07/06/06	084252	1662.05 acres, T20N-R18E, Secs. 13, 24, 25, 26, 34, & 35; T20N-R19E, Secs. 17, 18 19, 20, & 35

*	Ratification of OGL #10847

**	Abstract of Oil and Gas Mining Lease

**	Abstract of Oil and Gas Mining Lease covering OGL Numbers 10734 through 10770

     2: Save and except that certain real property located in Fergus County, State of Montana, and more particularly described as follows:
S2/NE4, Section 15, Township 19 North, Range 17 East of the Montana Principal Median
E2/SW4, SW4/SE4, Section 33, Township 19 North, Range 17 East of the Montana Principal Median
NW4/SE4, Section 32, Township 19 North, Range 18 East of the Montana Principal Median
Lots 1, 2, 3, 4: S2/N2, W2/SE4, NE4/SW4, Section 1, Township 19 North, Range 19 East of the Montana Principal Median
Lots 1, 2: NE4/SE4, SE4/NE4, Section 2, Township 19 North, Range 19 East of the Montana Principal Median
NW4/NE4, Section 12, Township 19 North, Range 19 East of the Montana Principal Median
S2/NE4, N2/SE4, Section 18, Township 19 North, Range 19 East of the Montana Principal Median
SE4/SE4, Section 25, Township 19 North, Range 19 East of the Montana Principal Median
Lots 1, 2, 3 & SW4/SE4, Section 30, Township 19 North, Range 20 East of the Montana Principal Median
SW4, W2/SE4, Section 4, Township 19 North, Range 21 East of the Montana Principal Median
E2/SW4, Section 5, Township 19 North, Range 21 East of the Montana Principal Median
SW4, Section 8, Township 19 North, Range 21 East of the Montana Principal Median
E2/SW4 & W2/SE4, Section 11, Township 20 North, Range 17 East of the Montana Principal Median
Lot 6, Section 5, Township 20 North, Range 20 East of the Montana Principal Median
S2/NE4, NW4/NE4, E2/NW4, NW4/NW4, Section 13, Township 20 North, Range 20 East of the Montana Principal Median
E2/SE4, Section 15, Township 20 North, Range 20 East of the Montana Principal Median
N2/NW4, Section 23, Township 20 North, Range 20 East of the Montana Principal Median
SE4/NW4, Section 24, Township 20 North, Range 20 East of the Montana Principal Median
Lot 1, Section 31, Township 20 North, Range 20 East of the Montana Principal Median
N2/NE4 & SE4/NE4, Section 8, Township 21 North, Range 17 East of the Montana Principal Median